UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 5, 2024

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders	3
SIGNATURES		4

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held by webcast on November 5, 2024.
The results of voting on the following items were as set forth below:
(a)The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sohail U. Ahmed	99.68%	99,657,735	317,323	214,058	13,120,126
Timothy M. Archer	99.38%	99,375,694	619,604	193,818	13,120,126
Eric K. Brandt	91.77%	91,754,737	8,228,082	206,297	13,120,126
Ita M. Brennan	99.80%	99,787,143	190,903	211,070	13,120,126
Michael R. Cannon	86.53%	86,427,615	13,449,666	311,835	13,120,126
John M. Dineen	99.62%	99,596,137	379,789	213,190	13,120,126
Mark Fields	99.61%	99,594,784	385,934	208,398	13,120,126
Ho Kyu Kang	99.68%	99,668,060	312,674	208,382	13,120,126
Bethany J. Mayer	93.84%	93,815,912	6,158,007	215,197	13,120,126
Jyoti K. Mehra	96.81%	96,788,706	3,184,850	215,560	13,120,126
Abhijit Y. Talwalkar	86.55%	86,210,797	13,385,985	592,334	13,120,126
All director nominees were duly elected.
(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	91.19%	90,986,245	8,790,209	412,662	13,120,126
The proposal was approved.
(c) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	93.51%	105,651,019	7,329,975	328,248	—

The appointment was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 7, 2024	LAM RESEARCH CORPORATION
(Registrant)
/s/ Ava A. Harter
Ava A. Harter
Senior Vice President, Chief Legal Officer